Schedule of Investments (unaudited) January 31, 2020	iShares® Interest Rate Hedged Emerging Markets Bond ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 96.7%
iShares J.P. Morgan USD Emerging Markets Bond ETF(a)	61,864	$7,174,987

Total Investment Companies — 96.7% (Cost: $6,818,919)		7,174,987

Total Investments in Securities — 96.7% (Cost: $6,818,919)		7,174,987

Other Assets, Less Liabilities — 3.3%		242,267

Net Assets — 100.0%		$7,417,254

(a)	Affiliate of the Fund.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the three months ended January 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 10/31/19	Shares Purchased	Shares Sold		Shares Held at 01/31/20	Value at 01/31/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	—	—	0	(b)	—	$—	$971	(c)	$(275)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	89,000	—	(89,000	)(b)	—	—	972		—	—
iShares J.P. Morgan USD Emerging Markets Bond ETF	61,823	219	(178)		61,864	7,174,987	77,532		98	147,393

						$7,174,987	$79,475		$(177)	$147,393

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate(a)	Frequency
1.17%	Semi-annual	1.75%	Quarterly	N/A	12/08/21	$(1,841)	$8,146	$57,874	$(49,728)
2.38	Semi-annual	1.75	Quarterly	N/A	01/12/23	(126)	(3,765)	(3,358)	(407)
2.46	Semi-annual	1.75	Quarterly	N/A	01/12/25	(1,695)	(91,713)	34,056	(125,769)
1.44	Semi-annual	1.75	Quarterly	N/A	12/08/26	(487)	(1,859)	28,958	(30,817)
3.25	Semi-annual	1.75	Quarterly	N/A	10/18/28	(1,311)	(195,454)	(56,746)	(138,708)
2.34	Semi-annual	1.75	Quarterly	N/A	12/08/36	(499)	(53,124)	40,590	(93,714)
2.41	Semi-annual	1.75	Quarterly	N/A	06/19/37	(425)	(50,763)	142	(50,905)
1.77	Semi-annual	1.75	Quarterly	N/A	12/08/46	(365)	(5,985)	95,318	(101,303)
3.33	Semi-annual	1.75	Quarterly	N/A	10/24/48	(350)	(134,348)	(70,510)	(63,838)

							$(528,865)	$126,324	$(655,189)

(a)	Represents 3-month LIBOR. Rate shown is the rate in effect as of period-end.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to a recently published shareholder report. Shareholder reports are available on the Fund’s website at iShares.com and on the U.S. Securities and Exchange Commission website at sec.gov.

Schedule of Investments (unaudited) (continued) January 31, 2020	iShares® Interest Rate Hedged Emerging Markets Bond ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of January 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Investment Companies	$7,174,987	$—	$—	$7,174,987

Derivative financial instruments(a)
Liabilities
Swaps	$—	$(655,189)	$—	$(655,189)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

Portfolio Abbreviations — Fixed Income

LIBOR	London Interbank Offered Rate

2